UBS Series Funds

Prospectus Supplement | September 10, 2019

Supplement to the Prospectus dated August 28, 2019.

Includes:

•  UBS Prime Investor Fund

•  UBS Tax-Free Investor Fund

Dear Investor,

At a meeting held on September 9, 2019, the Board of Trustees of UBS Series Funds approved a reduction of the minimum initial investment amount for the UBS Prime Investor Fund and UBS Tax-Free Investor Fund (each, a "fund" and together, the "funds"). The purpose of this supplement is to update certain information contained in the Prospectus regarding the minimum initial investment amount for each fund. These disclosure changes will become effective on or around October 1, 2019 ("Effective Date").

The Prospectus is hereby supplemented as shown below.

On the Effective Date, the section captioned "Fund summary" and sub-captioned "Purchase & sale of fund shares" for the UBS Prime Investor Fund on page 7 of the Prospectus is revised by replacing the fifth sentence of that section in its entirety with the following:

The minimum investment level for initial purchases generally is $1,000.

On the Effective Date, the section captioned "Fund summary" and sub-captioned "Purchase & sale of fund shares" for the UBS Tax-Free Investor Fund on page 13 of the Prospectus is revised by replacing the fifth sentence of that section in its entirety with the following:

The minimum investment level for initial purchases generally is $1,000.

On the Effective Date, the section captioned "Managing your fund account" and sub-captioned "Minimum investment." beginning on page 21 of the Prospectus is revised by replacing the first sentence in its entirety with the following:

The minimum investment level for initial purchases generally is $1,000.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-1026